                                                                    EXHIBIT 10.7

                        Prudential Capital Partners, L.P.
                Prudential Capital Partners Management Fund, L.P.
                       Four Embarcadero Center, Suite 2700
                          San Francisco, CA 94111-4180


                                                 November 12, 2003

Air Methods Corporation
ARCH Air Medical Service, Inc.
Mercy Air Service, Inc.
Rocky Mountain Holdings, L.L.C.
7301 South Peoria
Englewood, Colorado 80112

         Re: Fourth Amendment/Waiver to Securities Purchase Agreement, dated as of October 16, 2002
              ---------------------------------------------------------------

Ladies and Gentlemen:

         Reference is made to the Securities Purchase Agreement, dated as of October 16, 2002 (as amended, restated or supplemented from time to time, the "PURCHASE AGREEMENT"), by and between Air Methods Corporation ("AIR METHODS"), ARCH Air Medical Service, Inc., Mercy Air Service, Inc. and Rocky Mountain Holdings, L.L.C. ("RMH") (collectively, the "CO-OBLIGORS"), on the one hand, and Prudential Capital Partners, L.P. ("PCP") and Prudential Capital Partners Management Fund, L.P. ("PCPMF", and together with PCP, the "PURCHASERS"), on the other hand. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Purchase Agreement.

         Pursuant to the request of the Co-Obligors and the provisions of paragraph 12C of the Purchase Agreement, and subject to the terms and conditions of this letter agreement, the Purchasers hereby: (i) waive the Event of Default that resulted from the Co-Obligors' non-compliance during the fiscal quarter ended September 30, 2003 with paragraph 7A(5) of the Purchase Agreement (Minimum Consolidated EBITDA); and (ii) consent, notwithstanding anything to the contrary in paragraph 7J of the Purchase Agreement, to the prepayment by any of the Co-Obligors of Aircraft Indebtedness with the net proceeds of an offering of the equity securities of Air Methods, but only if there is at least $10 million of availability under the Senior Credit Facility at the time of any such prepayment.

         Pursuant to the request of the Co-Obligors and the provisions of paragraph 12C of the Purchase Agreement, and subject to the terms and conditions of this letter agreement, the Purchasers hereby agree with the Co-Obligors that:

         1. Paragraph 4A(1) of the Purchase Agreement is hereby amended to (i) delete the term "100%" set forth in the ninth line thereof and replace such term with "106%", and (ii) delete the date "July 1, 2004" set forth in the last line thereof and replace such date with "December 31, 2004".

         2. Paragraph 4A(2) of the Purchase Agreement is hereby amended to (i) delete the date "July 1, 2004" set forth in the second line thereof and replace such date with "December 31, 2004", and (ii) delete the reference to "7/1/2004" set forth in the first line of the table set forth therein and replace such reference with "12/31/2004".


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AIR METHODS CORPORATION
November 12, 2003
Page 2


         3. The caption and contents of paragraph 7A(5) are deleted in their entirety and replaced with "INTENTIONALLY OMITTED".

         4. Each of Schedule 9D, 9R, 9Q and 9U is amended and restated in the form set forth behind the Addendum to this letter agreement.

         Each of the waiver and amendments set forth in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent or waiver of any other terms or conditions of the Purchase Agreement or any other document related to the Purchase Agreement or (b) a consent to any future amendment, consent or waiver. Except as expressly set forth in this letter, the Purchase Agreement and the documents related to the Purchase Agreement shall continue in full force and effect.

         Each Co-Obligor hereby represents and warrants as follows (both before and after giving effect to the effectiveness of this letter agreement): (i) No Default or Event of Default has occurred and is continuing (or would result from the transactions contemplated by this letter agreement) other than the Events of Default as set forth hereinabove; (ii) such Co-Obligor's execution, delivery and performance of the Purchase Agreement, as modified by this letter agreement, have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable; (iii) the Purchase Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of such Co-Obligor, enforceable against such Co-Obligor in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity; and (iv) each of the representations and warranties set forth in paragraph 9 of the Purchase Agreement is true, correct and complete as of the date hereof after giving effect to the amendment and restatement of each of Schedule 9D, 9R, 9Q and 9U in the form set forth behind the Addendum to this letter agreement (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date).

         The Co-Obligors agree to pay to the Purchasers on March 31, 2005 a one-time fee to be shared ratably by each of the Purchasers (the "ONE-TIME FEE") in the applicable amount set forth in the table below based on the applicable amount of Consolidated EBITDA determined as of the fiscal year ended December 31, 2004; provided that, notwithstanding anything to the contrary in the Purchase Agreement, including in the definition of "Consolidated EBITDA" or any of the other definitions utilized in the definition of "Consolidated EBITDA", Consolidated EBITDA measured as of December 31, 2004 for purpose of computing the One-Time Fee shall not include operating results for Persons that become Subsidiaries of Air Methods after the date hereof or for assets acquired after the date hereof, other than acquisitions of equipment in the ordinary course of the business of Air Methods and its Subsidiaries as conducted on the date hereof:

AIR METHODS CORPORATION
November 12, 2003
Page 3

         Consolidated EBITDA as of 12/31/04                   Amount of One-Time Fee
         ----------------------------------                   ----------------------
            GREATER THAN $34,000,000                                       $0
            GREATER THAN $33,000,000 LESS THAN $34,000,000           $100,000
            GREATER THAN $32,000,000 LESS THAN $33,000,000           $200,000
            GREATER THAN $31,000,000 LESS THAN $32,000,000           $300,000
            GREATER THAN $30,000,000 LESS THAN $31,000,000           $400,000
            LESS THAN $30,000,000                                    $500,000

For avoidance of doubt, the One-Time Fee shall be fully earned as of December 31, 2004 based on such computation of Consolidated EBITDA as of such date, and shall be due and payable even if the Notes are prepaid on or after December 31, 2004 but prior to March 31, 2005. It shall be an immediate Event of Default under the Purchase Agreement if the applicable amount of the One-Time Fee is not received by the Purchasers on March 31, 2005.

         This letter agreement shall become effective on the date on which (i) each of the Purchasers shall have received a fully executed counterpart of this letter from each of the Co-Obligors and (ii) Bingham McCutchen LLP shall have received from the Co-Obligors its accrued and unpaid legal fees and expenses.

         This document may be executed in multiple counterparts, which together shall constitute a single document.

         If you are in agreement with the foregoing, please sign the enclosed counterpart of this letter in the space indicated below and return it to the Purchasers at the above address whereupon, subject to the conditions expressed herein, it shall become a binding agreement between the Co-Obligors and the Purchasers.

                                             Sincerely,

                                             PRUDENTIAL CAPITAL PARTNERS, L.P.

                                             By: Prudential Capital Group, L.P.,
                                             General Partner


                                             By: /s/ Stephen J. DeMartini
                                                --------------------------------
                                             Its:  Vice President


                                             PRUDENTIAL CAPITAL PARTNERS,
                                             MANAGEMENT FUND, L.P.

                                             By: Prudential Investment
                                             Management, Inc., General Partner


                                             By: /s/ Stephen J. DeMartini
                                                --------------------------------
                                             Its:  Vice President

AIR METHODS CORPORATION
November 12, 2003
Page 4


Accepted and agreed to as of the date first appearing above:

AIR METHODS CORPORATION

By: /s/ Trent J. Carman
    ----------------------------------------
Its: Chief Financial Officer


ARCH AIR MEDICAL SERVICE, INC.

By: /s/ Trent J. Carman
    ----------------------------------------
Its: Chief Financial Officer



MERCY AIR SERVICE, INC.

By: /s/ Trent J. Carman
    ----------------------------------------
Its: Chief Financial Officer



ROCKY MOUNTAIN HOLDINGS, L.L.C.

By: /s/ Trent J. Carman
    ----------------------------------------
Its: Chief Financial Officer